UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2016

BIOTECH PRODUCTS SERVICES AND RESEARCH, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55008	47-4180540
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4045 Sheridan Avenue, Suite 239 Miami, FL	33140
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 963-7881

N/A

(Former name or former address, if changed since last report)

With a copy to:

Philip Magri, Esq.

Magri Law, LLC

2642 NE 9th Avenue

Fort Lauderdale, FL 33334

T: 646.502.5900

F: 646.826.9200

pmagri@magrilaw.com

www.MagriLaw.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

On November 4, 2016, Biotech Products Services and Research, Inc., a Nevada corporation (the “Company”), issued the following unregistered securities:

•	Warrant to purchase an aggregate of 31,800,000 shares of Common Stock to Ian T. Bothwell in connection with Mr. Bothwell’s employment agreement described under Item 5.02 of this Form 8-K. The warrant is exercisable for $0.06 per share, the closing price of the Company’s common stock on the OTC on the date of issuance, in accordance with the vesting schedule described under Item 5.02, until the tenth (10th) anniversary date of the date of issuance.

•	Warrant to purchase an aggregate of 31,800,000 shares of Common Stock to Dr. Bruce Werber in connection with Dr. Werber’s employment agreement described under Item 5.02 of this Form 8-K. The warrant is exercisable for $0.06 per share, the closing price of the Company’s common stock on the OTC on the date of issuance, from the date of issuance until the tenth (10th) anniversary date of the date of issuance.

•	Warrant to purchase an aggregate of 10,000,000 shares of Common Stock to Dr. Maria Ines Mitrani in connection with Dr. Mitrani’s employment agreement described under Item 5.02 of this Form 8-K. The warrant is exercisable for $0.06 per share, the closing price of the Company’s common stock on the OTC on the date of issuance, from the date of issuance until the tenth (10th) anniversary date of the date of issuance.

The Company issued the foregoing warrants under the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), available under Section 4(a)(2) due to the fact that they were isolated transactions and did not involve a public offering of securities.

Copies of the above-mentioned warrants have been filed as Exhibits 10.5, 10.6 and 10.7 to this Form 8-K and are incorporated by reference herein.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 4, 2016, the Company appointed Ian T. Bothwell as the Chief Financial Officer, Dr. Bruce Werber as the Chief Operating Officer and Dr. Maria Ines Mitrani as the Chief Science Officer and Executive Vice President of the Company, effective November 4, 2016. Dr. Werber and Dr. Mitrani were also appointed to serve as members of the Board of Directors of the Company, effective November 4, 2016, for a period of one year, or until the next annual stockholders’ meeting where their successor is elected and qualified, or their earlier removal. The Company’s employment agreements with Mr. Bothwell, Dr. Werber and Dr. Mitrani are summarized below.

On November 4, 2016, the Company entered into an executive employment agreement with Albert Mitrani, the Chief Executive Officer, President, Secretary, Treasurer and Chairman of the Board of the Company.

Business Experience

Ian T. Bothwell (age 56) was elected Chief Financial Officer of the Company on November 4, 2016. From 2003 through November 2015, Mr. Bothwell served in various executive positions for Central Energy GP LLC, the general partner of Central Energy Partners LP, a previously publicly traded master limited partnership. From July 2007 through November 2015, Mr. Bothwell served as President and a director of Regional Enterprises, Inc. Since April 2007, Mr. Bothwell has served as the President and controlling member of Rover Advanced Technologies, LLC, a company formed to provide management solutions to the public transportation industry. Since 2015, Mr. Bothwell has also served as the President and controlling member of CountOnMe Inc., a company that provides software solutions for the educational industry. Mr. Bothwell received his Bachelor of Science in Business Administration from Boston University in 1984.

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Dr. Bruce Werber (age 62) was elected Chief Operating Officer and as a member of the Board of Directors of the Company on November 4, 2016. From 2011 to 2016, Dr. Werber served as a consultant of medical and surgical industries of Cuboid Associates. From 1981 to 2014, Dr. Werber practiced as a Board Certified reconstructive foot and ankle surgeon in Rhode Island and then in Arizona, the CEO of several medical practices. In 2012, Dr. Werber founded and, from 2012 to 2015, served as the President of Amnio Technology LLC, creating the company as well as the processing and clinical science related to utilizing placental tissue in orthopedic medicine. Prior to founding Amnio Technology, Dr. Werber wrote and published two peer reviewed papers relating to using placental tissue in the treatment of diabetic wounds, plantar fasciitis and Achilles tendinosis. Dr. Werber has spoken and lectured on this topic extensively around the United States and internationally. Dr. Werber has submitted eight patent applications in the area of placental tissue, seven of which are still pending and one has been granted. Dr. Werber served as the Present of the American College of Foot and Ankle surgeons from 2003 to 2004. He has been a leader in the field of foot and ankle surgery, introducing new successful technologies to improve patient outcomes. His extensive business experience includes the development of the northeast franchisee of Discovery Zone, in addition to founding and managing successful medical practices in Rhode Island and Arizona. Dr. Werber earned his DPM (Doctor of Podiatric Medicine) in 1980 from the California College of Podiatric Medicine in San Francisco, CA and a B.S. in Biology-Physics in 1976 from Syracuse University in Syracuse, NY.

The Company believes Dr. Werber’s extensive medical and business experience qualifies him to serve as a member of the Board of Directors of the Company.

Dr. Maria Ines Mitrani (age 36) was elected Chief Science Officer, Executive Vice President Officer and as a member of the Board of Directors of the Company on November 4, 2016. Dr. Mitrani served as the Executive Vice President of Analytical Stem Cell from 2014 to 2015. From 2012 to 2014, Dr. Mitrani served as the Executive Vice President, Medical Tourism Coordinator and Patient Referral Coordinator of Americell Trinidad, LLC. From 2008 to 2014, Dr. Mitrani was with the American Stem Cell & Anti-aging center where she co-founded the first autologous stem cell center in Quito, Ecuador, worked directly with the Ecuadorian government to write new laws for research and treatment using autologous stem cells, was instrumental in opening additional stem cell clinics in Guatemala, Trinidad & Tobago and Jamaica and created an infomercial for weight loss supplements for South America TV. From 2007 to 2009, Dr. Mitrani served as the Senior Executive Vice President of Jade Energy USA where she was the trainer and speaker in Esthetic, Anti-Aging and natural medical conferences and trade shows throughout America, Hong Kong, Ecuador and Peru. Dr. Mitrani has extensive professional and academic experience in research and development of natural supplements and has written protocols for IV use of these supplements. She is also an expert in alternative anti-aging techniques. She earned her MD at Universidad San Francisco de Quito in Quito-Ecuador, her OMD (Doctor of Oriental Medicine) at the Pan-American University of Natural Medicine in Cuenca Ecuador and PhD in Neural Therapy at Sociedad Medica de Terapias Naturales in Quito-Ecuador. In August 2016, Dr. Mitrani received the Humanitarian Award for her work to benefit the victims of the Ecuadorian earthquake in April 2016 from the Ecuadorian National Assembly and has authored several published articles and books on new medicine.

The Company believes Dr. Mitrani’s extensive medical experience qualifies her to serve as a member of the Board of Directors of the Company.

Family Relationships

Dr. Maria Ines Mitrani is married to Mr. Albert Mitrani, the Company’s Chief Executive Officer, President and Chairman of the Board.

Transactions with Related Persons

Under Item 5.02 of Form 8-K and Rule 404(a) of Regulation S-K, we are required to describe any transaction, since the beginning of the Company’s last fiscal year ended October 31, 2016, or any currently proposed transaction, in which the Company was or is to be a participant and in which any covered officer will have a direct or indirect material interest involving the lesser of $120,000 or one percent (1%) of the average of the Company's total assets as of the end of last two completed fiscal years.

•	The Company paid Dr. Maria Ines Mitrani, the Chief Science Officer, Executive Vice President Officer and a member of the Board of Directors of the Company, an aggregate of $81,617 from November 1, 2015 to the date of this Form 8-K in consideration of consulting services rendered to the Company by Dr. Mitrani;

•	On November 4, 2016, the Company issued Albert Mitrani a non-interest bearing promissory note in the aggregate amount of $3,000 due on or before November 30, 2016.

•	See also “Past Due Amounts” below for each of Ian T. Bothwell, Dr. Maria Ines Mitrani and Albert Mitrani.

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Material Plans, Contracts or Arrangements

Ian T. Bothwell

On November 4, 2016, the Company entered into an executive employment agreement, effective November 4, 2016 (the “Effective Date”), with Ian T. Bothwell, pursuant to which the Company appointed Mr. Bothwell as the Chief Financial Officer (Principal Financial and Accounting Officer) of the Company. Pursuant to Mr. Bothwell’s employment agreement, the Company agreed to have Mr. Bothwell appointed as a member of the Board of Directors of the Company within 90 days of the Effective Date and to take all proper and legal actions to have Mr. Bothwell remain a director Board during the Employment Term, subject to state and federal law and the bylaws of the Company, as long as Mr. Bothwell beneficially owns at least 3% of the common stock of the Company.

Below is a summary of the material terms of Mr. Bothwell’s employment agreement, a copy of which has been filed as Exhibit 10.1 to this Form 8-K and is incorporated by reference herein.

Term

The term of Mr. Bothwell’s employment shall be effective as the Effective Date and shall continue until the third anniversary thereof, unless terminated earlier pursuant to the terms of the employment agreement; provided that, on such third anniversary of the Effective Date and each annual anniversary thereafter (such date and each annual anniversary thereof, a “Renewal Date”), the agreement shall be deemed to be automatically extended, upon the same terms and conditions, for successive periods of one year, unless either party provides written notice of its intention not to extend the term of the Agreement at least 90 days' prior to the applicable Renewal Date. The period during which the Executive is employed by the Company hereunder is hereinafter referred to as the “Employment Term.”

Base Salary

Mr. Bothwell’s base annual salary is $360,000, which shall accrue commencing October 1, 2016 and shall be payable upon the Company generating sufficient net revenue or obtaining sufficient third party financing; and thereafter payable in periodic installments in accordance with the Company's customary payroll practices, but no less frequently than monthly. The base salary shall be reviewed at least annually by the Board and the Board may, but shall not be required to, increase the base salary during the employment term.

Annual and Signing Bonus

Mr. Bothwell is eligible to receive an annual bonus, as established by the Board of Directors and based on established performance milestones being achieved. The Company has agreed to pay Mr. Bothwell a $35,000 signing bonus in consideration for services rendered by Mr. Bothwell to the Company and which shall be accrued and paid by the Company upon the Company having sufficient cash flow.

Warrant

The Company has agreed to issue Mr. Bothwell a warrant to purchase, on a cashless basis, up to 31,800,000 shares of common stock of the Company for $0.06 per share, the closing price of the Company’s common stock on the Effective Date, exercisable in accordance with the vesting schedule below until the tenth (10th) anniversary of the date of issuance (“Warrant”):

(i)	Immediately on the Effective Date, fifty percent (50%) of the Warrant shall vest and, thereafter, the remaining fifty percent (50%) shall vest in eighteen (18) equal monthly installments beginning on November 30, 2016 and continuing for seventeen (17) consecutive monthly periods thereafter or until Executive no longer remains employed by the Company, whichever is earlier.

(ii)	Notwithstanding the foregoing vesting schedule, the unvested portion of the Warrant shall be accelerated upon the achievement of the milestones set forth below, to the satisfaction of the Board in its sole discretion:

(A)	25% upon the consummation of an equity or debt financing subsequent to the Effective Date and resulting in gross proceeds of at least $300,000, including, but not limited to, the currently contemplated financing with Diamond Rock, LLC (or its affiliates), contingent upon Mr. Bothwell’s continued employment at the time of consummation; and

(B)	25% upon the consummation of a series of equity or debt financings subsequent to the Effective Date resulting in aggregate process gross proceeds in excess of $1,500,000 contingent upon Mr. Bothwell’s continued employment at the time of consummation.

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Equity Plan

Mr. Bothwell shall be eligible to receive annual equity awards under the Company’s equity plan, if any, which is no less favorable than is provided to other key executive management members of the Company.

Past Due Amounts

As of September 30, 2016, Mr. Bothwell or his affiliates are owed for unpaid expenses and fees submitted and incurred of approximately $45,000 and cash advances made to or on behalf of the Company of approximately $25,000 through the date of the agreement (“Past Due Amounts”). The Company agrees that the Past Due Amounts shall be paid, in part or in full, to Mr. Bothwell upon the earliest reasonable practicable time that there is sufficient working capital as determined by the Board.

Fringe Benefits and Perquisites

During the Employment Term, Mr. Bothwell shall be entitled to fringe benefits and perquisites consistent with the practices of the Company, and to the extent the Company provides similar benefits or perquisites (or both) to similarly situated executives of the Company. Notwithstanding the foregoing, during the Employment Term, the Company shall provide Mr. Bothwell with the following benefits;

(a) Health and dental insurance for Mr. Bothwell and his spouse which is no less favorable than is provided to other similarly situated executives of the Company; Company shall also agree to reimburse the amount of family deductible required to be paid by insured under such plans or contribute the maximum allowable HSA contribution limits per year depending on which type of plans are obtained by the Company.

(b) An automobile expense allowance of $650 per month.

(c) Reimbursement for related office rent and other direct expenses (phone, internet, copier, and direct administrative fees, etc.) up to a maximum of $2,500 per month.

(d) Reimbursement for all reasonable and necessary out-of-pocket business, entertainment and travel expenses incurred by Mr. Bothwell in connection with the performance of Mr. Bothwell’s duties hereunder in accordance with the Company's expense reimbursement policies and procedures.

Termination

The Company may terminate Mr. Bothwell’s employment agreement at any time with or without “Cause” (as defined in the agreement) and Mr. Bothwell may resign at any time with or without “Good Reason” (as defined in the agreement).

If Mr. Bothwell’s employment is terminated by him for Good Reason or by the Company without Cause or on account of the Company's failure to renew the Agreement in accordance with the Agreement, then Mr. Bothwell shall be entitled to receive the Accrued Amounts and the execution of a mutual release of claims to each party, their affiliates and their respective officers and directors in a form (to be reasonable and customary for this purpose) provided by the Company (the “Release”), the Mr. Bothwell shall be entitled to receive the following:

(a) continued Base Salary for one year following the Termination Date or the remaining term of the Agreement at time of Termination, whichever is longer.

(b) a payment equal to the product of (i) the Annual Bonus, if any, that Mr. Bothwell would have earned for the fiscal year in which the Termination Date occurs based on achievement of the applicable performance goals for such year and (ii) a fraction, the numerator of which is the number of days Mr. Bothwell was employed by the Company during the year of termination and the denominator of which is the number of days in such year (the “Pro-Rata Bonus”). This amount shall be paid on the date that annual bonuses are paid to similarly situated executives;

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(c) The treatment of any outstanding equity awards shall be determined in accordance with the terms of the applicable award agreements.

(d) Notwithstanding the terms of any applicable award agreements:

(i)	all outstanding unvested stock options or warrants granted to Mr. Bothwell during the Employment Term shall become fully vested and exercisable for the remainder of their full term;

(ii)	all outstanding equity-based compensation awards that are intended to constitute performance-based compensation under Section 162(m)(4)(C) of the Code shall remain outstanding and shall vest or be forfeited in accordance with the terms of the applicable award agreements, if the applicable performance goals are satisfied.

Change of Control

If Mr. Bothwell's employment hereunder is terminated by Mr. Bothwell for Good Reason or by the Company on account of its failure to renew the Agreement or without Cause (other than on account of Mr. Bothwell's death or Disability), in each case within twelve (12) months following a Change in Control, Mr. Bothwell shall be entitled to receive the Accrued Amounts and Mr. Bothwell shall be entitled to receive the following:

(i)

a lump sum payment equal to three (3) times the sum of Mr. Bothwell's Base Salary and Target Bonus for the year in which the Termination Date occurs (or if greater, the year immediately preceding the year in which the Change in Control occurs), which shall be paid within 50 days following the Termination Date; and

(ii)	a lump sum payment equal to Mr. Bothwell's Target Bonus for the fiscal year in which the Termination Date occurs, which shall be paid within sixty (60) days following the Termination Date.

Notwithstanding the terms of any equity incentive plan or award agreements, as applicable:

(iii)	all outstanding unvested stock options and warrants granted to Mr. Bothwell during the Employment Term shall become fully vested and exercisable for the remainder of their full term;

(iv)	all outstanding equity-based compensation awards that are intended to constitute performance-based compensation under Section 162(m)(4)(C) of the Code shall remain outstanding and shall vest or be forfeited in accordance with the terms of the applicable award agreements, if the applicable performance goals are satisfied.

“Change in Control” shall mean

1.	the sale of all or substantially all of the Company's assets.

2.	a Person (or more than one Person acting as a group) acquires ownership interests in the Company that, together with the Company interests held by such Person or group, constitutes more than 50% of the total voting power of the stock of the Company as the result of a transaction other than one in which the stockholders of the Company transfer a portion of the Company interests held by them to a third party as part of a financing and/or a transaction associated with the acquisition of additional assets by the Company or an Affiliate; provided, that a Change in Control shall not occur if any Person (or more than one Person acting as a group) owns more than 50% of the total voting power of the Company’s stock and acquires additional stock.

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Dr. Bruce Werber

On November 4, 2016, the Company entered into an executive employment agreement, effective November 4, 2016 (the “Effective Date”), with Dr. Bruce Werber, pursuant to which the Company appointed Dr. Werber as the Chief Operating Officer of the Company. Pursuant to Dr. Werber’s employment agreement, the Company agreed to have Dr. Werber appointed as a member of the Board of Directors of the Company with 90 days of the Effective Date and to take all proper and legal actions to have Dr. Werber remain a director Board during the Employment Term, subject to state and federal law and the bylaws of the Company, as long as Dr. Werber beneficially owns at least 3% of the common stock of the Company.

Below is a summary of the material terms of Dr. Werber’s employment agreement, a copy of which has been filed as Exhibit 10.2 to this Form 8-K and is incorporated by reference herein.

Term

The term of Dr. Werber employment shall be effective as of the Effective Date, and shall continue until the third anniversary thereof, unless terminated earlier pursuant to the terms of the employment agreement; provided that, on such third anniversary of the Effective Date and each annual anniversary thereafter (such date and each annual anniversary thereof, a “Renewal Date”), the agreement shall be deemed to be automatically extended, upon the same terms and conditions, for successive periods of one year, unless either party provides written notice of its intention not to extend the term of the Agreement at least 90 days' prior to the applicable Renewal Date. The period during which the Executive is employed by the Company hereunder is hereinafter referred to as the “Employment Term.”

Base Salary

Dr. Werber’s base annual salary is $360,000, which shall accrue commencing October 1, 2016 and shall be payable upon the Company generating sufficient net revenue or obtaining sufficient third party financing; and thereafter payable in periodic installments in accordance with the Company's customary payroll practices, but no less frequently than monthly. The base salary shall be reviewed at least annually by the Board and the Board may, but shall not be required to, increase the base salary during the employment term.

Annual and Signing Bonus

Dr. Werber is eligible to receive an annual bonus, as established by the Board of Directors and based on established performance milestones being achieved. The Company has agreed to pay Dr. Werber a $35,000 signing bonus in consideration for services rendered by Dr. Werber to the Company and which shall be accrued and paid by the Company upon the Company having sufficient cash flow.

Warrant

The Company has agreed to issue Dr. Werber a warrant to purchase, on a cashless basis, up to 31,800,000 shares of common stock of the Company for $0.06 per share, the closing price of the Company’s common stock on the Effective Date, exercisable from the date of issuance until the tenth (10th) anniversary of the date of issuance (“Warrant”).

Equity Plan

Dr. Werber shall also be eligible to receive annual equity awards under the Company’s equity plan, if any, which is no less favorable than is provided to other key executive management members of the Company.

Termination

The Company may terminate Dr. Werber’s employment agreement at any time with or without “Cause” (as defined in the agreement) and Dr. Werber may resign at any time with or without “Good Reason” (as defined in the agreement).

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If Dr. Werber’s employment is terminated by Dr. Werber for Good Reason or by the Company without “Cause” or on account of the Company's failure to renew the Agreement in accordance with the Agreement, then Dr. Werber shall be entitled to receive the Accrued Amounts and the execution of a mutual release of claims to each party, their affiliates and their respective officers and directors in a form (to be reasonable and customary for this purpose) provided by the Company (the “Release”), the Dr. Werber shall be entitled to receive the following:

(a) continued Base Salary for one year following the Termination Date or the remaining term of the Agreement at time of Termination, whichever is longer.

(b) a payment equal to the product of (i) the Annual Bonus, if any, that Dr. Werber would have earned for the fiscal year in which the Termination Date occurs based on achievement of the applicable performance goals for such year and (ii) a fraction, the numerator of which is the number of days Dr. Werber was employed by the Company during the year of termination and the denominator of which is the number of days in such year (the “Pro-Rata Bonus”). This amount shall be paid on the date that annual bonuses are paid to similarly situated executives;

(c) The treatment of any outstanding equity awards shall be determined in accordance with the terms of the applicable award agreements.

(d) Notwithstanding the terms of any applicable award agreements:

(i)	all outstanding unvested stock options or warrants granted to Dr. Werber during the Employment Term shall become fully vested and exercisable for the remainder of their full term;

(ii)	all outstanding equity-based compensation awards that are intended to constitute performance-based compensation under Section 162(m)(4)(C) of the Code shall remain outstanding and shall vest or be forfeited in accordance with the terms of the applicable award agreements, if the applicable performance goals are satisfied.

(e) In addition, the Company shall assign all Intellectual Property Rights to the Work Product (as defined in the Agreement) to Dr. Werber; provided, however, the Company shall be entitled to have an exclusive, perpetual, irrevocable, worldwide, unlimited, royalty-based license to use, publish, reproduce, display, distribute copies of, and prepare derivative works based upon, such Work Product materials and derivative works thereof. The royalty payable by the Company for the foregoing license shall be reasonably determined by Dr. Werber and Company in good faith and if the parties shall not agree on the royalty fee, such fee shall be established by mediation / arbitration pursuant to the Agreement.

Change of Control

If Dr. Werber's employment hereunder is terminated by Dr. Werber for Good Reason or by the Company on account of its failure to renew the Agreement or without Cause (other than on account of Dr. Werber's death or Disability), in each case within twelve (12) months following a Change in Control, Dr. Werber shall be entitled to receive the Accrued Amounts and Dr. Werber shall be entitled to receive the following:

(i)	a lump sum payment equal to three (3) times the sum of Dr. Werber's Base Salary and Target Bonus for the year in which the Termination Date occurs (or if greater, the year immediately preceding the year in which the Change in Control occurs), which shall be paid within 50 days following the Termination Date; and

(ii)	a lump sum payment equal to Dr. Werber's Target Bonus for the fiscal year in which the Termination Date occurs, which shall be paid within sixty (60) days following the Termination Date.

Notwithstanding the terms of any equity incentive plan or award agreements, as applicable:

(iii)	all outstanding unvested stock options and warrants granted to Dr. Werber during the Employment Term shall become fully vested and exercisable for the remainder of their full term;

(iv)	all outstanding equity-based compensation awards that are intended to constitute performance-based compensation under Section 162(m)(4)(C) of the Code shall remain outstanding and shall vest or be forfeited in accordance with the terms of the applicable award agreements, if the applicable performance goals are satisfied.

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“Change in Control” shall mean

1.	the sale of all or substantially all of the Company's assets.

2.	a Person (or more than one Person acting as a group) acquires ownership interests in the Company that, together with the Company interests held by such Person or group, constitutes more than 50% of the total voting power of the stock of the Company as the result of a transaction other than one in which the stockholders of the Company transfer a portion of the Company interests held by them to a third party as part of a financing and/or a transaction associated with the acquisition of additional assets by the Company or an Affiliate; provided, that a Change in Control shall not occur if any Person (or more than one Person acting as a group) owns more than 50% of the total voting power of the Company’s stock and acquires additional stock.

Dr. Maria Ines Mitrani

On November 4, 2016, the Company entered into an executive employment agreement, effective November 4, 2016 (the “Effective Date”), with Dr. Maria Ines Mitrani, pursuant to which the Company appointed Dr. Mitrani as the Chief Science Officer and Executive Vice President of the Company, effective November 4, 2016. Pursuant to Dr. Mitrani’s employment agreement, the Company agreed to appoint Dr. Mitrani as a member of the Board of Directors of the Company and take all proper and legal actions to have Dr. Mitrani remain a director Board during the Employment Term, subject to state and federal law and the bylaws of the Company, as long as Dr. Mitrani beneficially owns at least 3% of the common stock of the Company.

Below is a summary of the material terms of Dr. Mitrani’s employment agreement, a copy of which has been filed as Exhibit 10.3 to this Form 8-K and is incorporated by reference herein.

Term

The term of Dr. Mitrani employment shall be effective as of the Effective Date and shall continue until the fifth anniversary thereof, unless terminated earlier pursuant to the terms of the employment agreement; provided that, on such fifth anniversary of the Effective Date and each annual anniversary thereafter (such date and each annual anniversary thereof, a “Renewal Date”), the agreement shall be deemed to be automatically extended, upon the same terms and conditions, for successive periods of five years, unless either party provides written notice of its intention not to extend the term of the Agreement at least 90 days' prior to the applicable Renewal Date. The period during which the Executive is employed by the Company hereunder is hereinafter referred to as the “Employment Term.”

Base Salary

Her base annual salary is $250,000, which shall accrue commencing October 1, 2016 and shall be payable as when the Board seems possible; and thereafter payable in periodic installments in accordance with the Company's customary payroll practices, but no less frequently than monthly. The base salary shall be reviewed at least annually by the Board and the Board may, but shall not be required to, increase the base salary during the employment term. Mr. Mitrani's base salary shall be reviewed at least annually by the Board for increases based on evaluation of accomplishments of Dr. Mitrani and are expected to be increased by a minimum of 15% each annual anniversary, subject to the approval by the Board.

Annual and Signing Bonus

Dr. Mitrani is eligible to receive an annual bonus, as established by the Board of Directors and based on established performance milestones being achieved. The Company has agreed to pay Dr. Mitrani a $50,000 signing bonus in consideration for services rendered by Dr. Mitrani to the Company and which shall be accrued and paid by the Company upon the determination by the Board.

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Warrant

The Company has agreed to issue Dr. Mitrani a warrant to purchase, on a cashless basis, up to 10,000,000 shares of common stock of the Company for $0.06 per share, the closing price of the Company’s common stock on the Effective Date, exercisable from the date of issuance until the tenth (10th) anniversary of the date of issuance (“Warrant”).

Equity Plan

Dr. Mitrani shall also be eligible to receive annual equity awards under the Company’s equity plan, if any, which is no less favorable than is provided to other key executive management members of the Company.

Past Due Amounts

As of the date of Dr. Mitrani’s employment agreement, Dr. Mitrani is owed for unpaid expenses and fees of approximately $84,000 submitted and incurred through the date of the Agreement. (“Past Due Amounts”). The Company agrees that the Past Due Amount shall be paid, in part or in full, Dr. Mitrani upon the earliest reasonable practicable time that there is sufficient working capital as determined by the Board.

Fringe Benefits and Perquisites

During the Employment Term, Dr. Mitrani shall be entitled to fringe benefits and perquisites consistent with the practices of the Company, and to the extent the Company provides similar benefits or perquisites (or both) to similarly situated executives of the Company. Notwithstanding the foregoing, during the Employment Term, the Company shall provide Dr. Mitrani with the following benefits;

(a) Concierge health and dental insurance for Dr. Mitrani and her spouse which is no less favorable than is provided to other similarly situated executives of the Company. Company shall also agree to reimburse the amount of family deductible required to be paid by insured under such plans or contribute the maximum allowable HSA contribution limits per year depending on which type of plans are obtained by the Company.

(b) An automobile expense allowance of $1,000 per month plus all expenses related to the maintenance, repair and operation of such automobile including, but not limited to, gas, oil and insurance premiums.

(c) Reimbursement for all reasonable and necessary out-of-pocket business, entertainment and travel expenses incurred by Dr. Mitrani in connection with the performance of Dr. Mitrani’s duties hereunder in accordance with the Company's expense reimbursement policies and procedures; provided, however, any expenditure or budget for travel and entertainment shall be pre-approved by Dr. Mitrani’s supervisor.

Termination

The Company may terminate Dr. Mitrani’s employment agreement at any time with or without “Cause” (as defined in the agreement) and Dr. Mitrani may resign at any time with or without “Good Reason” (as defined in the agreement).

If Dr. Mitrani’s employment is terminated by Dr. Mitrani for Good Reason or by the Company without “Cause” or on account of the Company's failure to renew the Agreement in accordance with the Agreement, then Dr. Mitrani shall be entitled to receive the Accrued Amounts and the execution of a mutual release of claims to each party, their affiliates and their respective officers and directors in a form (to be reasonable and customary for this purpose) provided by the Company (the “Release”), the Dr. Mitrani shall be entitled to receive the following:

(a) continued Base Salary for the greater of (i) the remaining portion of the Employment Term or (ii) three years following the Termination Date.

(b) a payment equal to the product of (i) the Annual Bonus, if any, that Dr. Mitrani would have earned for the fiscal year in which the Termination Date occurs based on achievement of the applicable performance goals for such year and (ii) a fraction, the numerator of which is the number of days Dr. Mitrani was employed by the Company during the year of termination and the denominator of which is the number of days in such year (the “Pro-Rata Bonus”). This amount shall be paid on the date that annual bonuses are paid to similarly situated executives;

(c) The treatment of any outstanding equity awards shall be determined in accordance with the terms of the applicable award agreements.

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(d) Notwithstanding the terms of any applicable award agreements:

(i)	all outstanding unvested stock options or warrants granted to Dr. Mitrani during the Employment Term shall become fully vested and exercisable for the remainder of their full term;

(ii)	all outstanding equity-based compensation awards that are intended to constitute performance-based compensation under Section 162(m)(4)(C) of the Code shall remain outstanding and shall vest or be forfeited in accordance with the terms of the applicable award agreements, if the applicable performance goals are satisfied.

(e) In addition, the Company shall assign all Intellectual Property Rights to the Work Product (as defined in the Agreement) to Dr. Mitrani; provided, however, the Company shall be entitled to have an exclusive, perpetual, irrevocable, worldwide, unlimited, royalty-based license to use, publish, reproduce, display, distribute copies of, and prepare derivative works based upon, such Work Product materials and derivative works thereof. The royalty payable by the Company for the foregoing license shall be reasonably determined by Dr. Mitrani and Company in good faith and if the parties shall not agree on the royalty fee, such fee shall be established by mediation / arbitration pursuant to the Agreement.

Change of Control

If Dr. Mitrani's employment hereunder is terminated by Dr. Mitrani for Good Reason or by the Company on account of its failure to renew the Agreement or without Cause (other than on account of Dr. Mitrani's death or Disability), in each case within twelve (12) months following a Change in Control, Dr. Mitrani shall be entitled to receive the Accrued Amounts and Dr. Mitrani shall be entitled to receive the following:

(i)	a lump sum payment equal to five (5) times the sum of Dr. Mitrani's Base Salary and Target Bonus for the year in which the Termination Date occurs (or if greater, the year immediately preceding the year in which the Change in Control occurs), which shall be paid within 50 days following the Termination Date; and

(ii)	a lump sum payment equal to Dr. Mitrani's Target Bonus for the fiscal year in which the Termination Date occurs, which shall be paid within sixty (60) days following the Termination Date.

Notwithstanding the terms of any equity incentive plan or award agreements, as applicable:

(iii)	all outstanding unvested stock options and warrants granted to Dr. Mitrani during the Employment Term shall become fully vested and exercisable for the remainder of their full term;

(iv)	all outstanding equity-based compensation awards that are intended to constitute performance-based compensation under Section 162(m)(4)(C) of the Code shall remain outstanding and shall vest or be forfeited in accordance with the terms of the applicable award agreements, if the applicable performance goals are satisfied.

“Change in Control” shall mean

1.	the sale of all or substantially all of the Company's assets.

2.	a Person (or more than one Person acting as a group) acquires ownership interests in the Company that, together with the Company interests held by such Person or group, constitutes more than 50% of the total voting power of the stock of the Company as the result of a transaction other than one in which the stockholders of the Company transfer a portion of the Company interests held by them to a third party as part of a financing and/or a transaction associated with the acquisition of additional assets by the Company or an Affiliate; provided, that a Change in Control shall not occur if any Person (or more than one Person acting as a group) owns more than 50% of the total voting power of the Company’s stock and acquires additional stock.

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Albert Mitrani

On November 4, 2016, the Company entered into an executive employment agreement, effective November 4, 2016 (the “Effective Date”), with Albert Mitrani, pursuant to which the Mr. Mitrani has agreed to continuing serving as the Chief Executive Officer of the Company, effective November 4, 2016. Pursuant to Mr. Mitrani’s employment agreement, Mr. Mitrani also serves as the Chairman of the Board and the Company shall take all proper and legal actions to have Mr. Mitrani remain the Chairman of the Board during the Employment Term, subject to state and federal law and the bylaws of the Company, as long as Mr. Mitrani beneficially owns at least 3% of the common stock of the Company.

Below is a summary of the material terms of Mr. Mitrani’s employment agreement, a copy of which has been filed as Exhibit 10.4 to this Form 8-K and is incorporated by reference herein.

Term

The term of Mr. Mitrani employment shall be effective as of the Effective Date and shall continue until the fifth anniversary thereof, unless terminated earlier pursuant to the terms of the employment agreement; provided that, on such fifth anniversary of the Effective Date and each annual anniversary thereafter (such date and each annual anniversary thereof, a “Renewal Date”), the agreement shall be deemed to be automatically extended, upon the same terms and conditions, for successive periods of five years, unless either party provides written notice of its intention not to extend the term of the Agreement at least 90 days' prior to the applicable Renewal Date. The period during which Mr. Mitrani is employed by the Company hereunder is hereinafter referred to as the “Employment Term.”

Base Salary

His base annual salary is $360,000, which shall accrue commencing October 1, 2016 and shall be payable as when the Board seems possible; and thereafter payable in periodic installments in accordance with the Company's customary payroll practices, but no less frequently than monthly. The base salary shall be reviewed at least annually by the Board and the Board may, but shall not be required to, increase the base salary during the employment term. Mr. Mitrani's base salary shall be reviewed at least annually by the Board for increases based on evaluation of accomplishments of Mr. Mitrani and are expected to be increased by a minimum of 15% each annual anniversary, subject to the approval by the Board.

Annual and Signing Bonus

Mr. Mitrani is eligible to receive an annual bonus, as established by the Board of Directors and based on established performance milestones being achieved. The Company has agreed to pay Mr. Mitrani a $100,000 signing bonus in consideration for services rendered by Mr. Mitrani to the Company and which shall be accrued and paid by the Company upon the determination by the Board.

Equity Plan

Mr. Mitrani shall also be eligible to receive annual equity awards under the Company’s equity plan, if any, which is no less favorable than is provided to other key executive management members of the Company.

Past Due Amounts

As of the date of Mr. Mitrani’s employment agreement, Mr. Mitrani is owed for unpaid expenses and fees of approximately $120,000 submitted and incurred (“Past Due Amounts”). The Company agrees that the Past Due Amount shall be paid, in part or in full, Mr. Mitrani upon the earliest reasonable practicable time that there is sufficient working capital as determined by the Board.

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Fringe Benefits and Perquisites

During the Employment Term, Mr. Mitrani shall be entitled to fringe benefits and perquisites consistent with the practices of the Company, and to the extent the Company provides similar benefits or perquisites (or both) to similarly situated executives of the Company. Notwithstanding the foregoing, during the Employment Term, the Company shall provide Mr. Mitrani with the following benefits;

(a) Health and dental insurance for Mr. Mitrani and his spouse which is no less favorable than is provided to other similarly situated executives of the Company; Company shall also agree to reimburse the amount of family deductible required to be paid by insured under such plans or contribute the maximum allowable HSA contribution limits per year depending on which type of plans are obtained by the Company;

(b) A personal life insurance policy of up to two million dollars, policy type and term to be decided Mr. Mitrani at his sole discretion;

(c) An automobile expense allowance of $2,500 per month plus all expenses related to the maintenance, repair and operation of such automobile including, but not limited to, gas, oil and insurance premiums.

(d) Reimbursement for all reasonable and necessary out-of-pocket business, entertainment and travel expenses incurred by Mr. Mitrani in connection with the performance of Mr. Mitrani’s duties under his employment agreement in accordance with the Company's expense reimbursement policies and procedures; provided, however, any expenditure or budget for travel and entertainment shall be pre-approved by the Board.

Termination

The Company may terminate Mr. Mitrani’s employment agreement at any time with or without “Cause” (as defined in the agreement) and Mr. Mitrani may resign at any time with or without “Good Reason” (as defined in the agreement).

If Mr. Mitrani’s employment is terminated by Mr. Mitrani for Good Reason or by the Company without “Cause” or on account of the Company's failure to renew the Agreement in accordance with the Agreement, then Mr. Mitrani shall be entitled to receive the Accrued Amounts and the execution of a mutual release of claims to each party, their affiliates and their respective officers and directors in a form (to be reasonable and customary for this purpose) provided by the Company (the “Release”), the Mr. Mitrani shall be entitled to receive the following:

(a) continued Base Salary for the greater of (i) the remaining portion of the Employment Term or (ii) three years following the Termination Date.

(b) a payment equal to the product of (i) the Annual Bonus, if any, that Mr. Mitrani would have earned for the fiscal year in which the Termination Date occurs based on achievement of the applicable performance goals for such year and (ii) a fraction, the numerator of which is the number of days Mr. Mitrani was employed by the Company during the year of termination and the denominator of which is the number of days in such year (the “Pro-Rata Bonus”). This amount shall be paid on the date that annual bonuses are paid to similarly situated executives;

(c) The treatment of any outstanding equity awards shall be determined in accordance with the terms of the applicable award agreements.

(d) Notwithstanding the terms of any applicable award agreements:

(i)	all outstanding unvested stock options or warrants granted to Mr. Mitrani during the Employment Term shall become fully vested and exercisable for the remainder of their full term;

(ii)	all outstanding equity-based compensation awards that are intended to constitute performance-based compensation under Section 162(m)(4)(C) of the Code shall remain outstanding and shall vest or be forfeited in accordance with the terms of the applicable award agreements, if the applicable performance goals are satisfied.

(e) In addition, the Company shall assign all Intellectual Property Rights to the Work Product (as defined in the Agreement) to Mr. Mitrani; provided, however, the Company shall be entitled to have an exclusive, perpetual, irrevocable, worldwide, unlimited, royalty-based license to use, publish, reproduce, display, distribute copies of, and prepare derivative works based upon, such Work Product materials and derivative works thereof. The royalty payable by the Company for the foregoing license shall be reasonably determined by Mr. Mitrani and Company in good faith and if the parties shall not agree on the royalty fee, such fee shall be established by mediation / arbitration pursuant to the Agreement.

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Change of Control

If Mr. Mitrani's employment hereunder is terminated by Mr. Mitrani for Good Reason or by the Company on account of its failure to renew the Agreement or without Cause (other than on account of Mr. Mitrani's death or Disability), in each case within twelve (12) months following a Change in Control, Mr. Mitrani shall be entitled to receive the Accrued Amounts and Mr. Mitrani shall be entitled to receive the following:

(i)	a lump sum payment equal to five (5) times the sum of Mr. Mitrani's Base Salary and Target Bonus for the year in which the Termination Date occurs (or if greater, the year immediately preceding the year in which the Change in Control occurs), which shall be paid within 50 days following the Termination Date; and

(ii)	a lump sum payment equal to Mr. Mitrani's Target Bonus for the fiscal year in which the Termination Date occurs, which shall be paid within sixty (60) days following the Termination Date.

Notwithstanding the terms of any equity incentive plan or award agreements, as applicable:

(iii)	all outstanding unvested stock options and warrants granted to Mr. Mitrani during the Employment Term shall become fully vested and exercisable for the remainder of their full term;

(iv)	all outstanding equity-based compensation awards that are intended to constitute performance-based compensation under Section 162(m)(4)(C) of the Code shall remain outstanding and shall vest or be forfeited in accordance with the terms of the applicable award agreements, if the applicable performance goals are satisfied.

“Change in Control” shall mean

1.	the sale of all or substantially all of the Company's assets.

2.	a Person (or more than one Person acting as a group) acquires ownership interests in the Company that, together with the Company interests held by such Person or group, constitutes more than 50% of the total voting power of the stock of the Company as the result of a transaction other than one in which the stockholders of the Company transfer a portion of the Company interests held by them to a third party as part of a financing and/or a transaction associated with the acquisition of additional assets by the Company or an Affiliate; provided, that a Change in Control shall not occur if any Person (or more than one Person acting as a group) owns more than 50% of the total voting power of the Company’s stock and acquires additional stock.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.:	Description:

10.1	Employment Agreement, dated November 4, 2016, between Biotech Products Services and Research, Inc. and Ian T. Bothwell

10.2	Employment Agreement, dated November 4, 2016, between Biotech Products Services and Research, Inc. and Dr. Bruce Werber

10.3	Employment Agreement, dated November 4, 2016, between Biotech Products Services and Research, Inc. and Dr. Maria Ines Mitrani

10.4	Employment Agreement, dated November 4, 2016, between Biotech Products Services and Research, Inc. and Albert Mitrani

10.5	Warrant, dated November 4, 2016, issued to Ian T. Bothwell

10.6	Warrant, dated November 4, 2016, issued to Dr. Bruce Werber

10.7	Warrant, dated November 4, 2016, issued to Dr. Maria Ines Mitrani

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOTECH PRODUCTS SERVICES AND RESEARCH, INC.

Dated: November 14, 2016	By:	/s/ Albert Mitrani
Albert Mitrani
President and Chief Executive Officer
(Principal Executive Officer)

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